AMENDMENT TO LOAN AND SECURITY AGREEMENT

THIS AMENDMENT TO LOAN AND SECURITY AGREEMENT (this “Amendment”) dated as of MARCH 30, 2015 (the “Amendment Effective Date”), is between THE NATIONAL CREDIT UNION ADMINISTRATION BOARD AS LIQUIDATING AGENT OF MEMBERS UNITED CORPORATE FEDERAL CREDIT UNION (together with its successors and assigns, “Lender”), and MINISTRY PARTNERS INVESTMENT COMPANY, LLC, a California limited liability company (“Debtor”).

RECITALS

WHEREAS, Lender and Debtor entered into that certain LOAN AND SECURITY AGREEMENT dated as of NOVEMBER 4, 2011 (as amended, modified or restated from time to time, the “Agreement”).

WHEREAS, the parties desire to amend the Agreement pursuant to the terms and conditions set forth herein.

NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1. Definitions. Capitalized terms used in this Amendment, to the extent not otherwise defined herein, shall have the same meanings as in the Agreement, as amended hereby.

2. Addition of Defined Terms. The following defined terms are hereby added to Section 1 of the Agreement in the correct alphabetical order as follows:

“Collateral Certificate” means a Collateral Certificate substantially in the form of Exhibit A attached hereto, signed and certified by the president or chief executive officer of Debtor and by the senior vice president or chief credit officer of Debtor and delivered to Lender pursuant to Section 8(e)(iii).

“Minimum Combined Collateralization Ratio” means, as of any Reporting Date, the percentage obtained by dividing (a) the sum of (i) the outstanding principal balance of Debtor’s Eligible Notes pledged to Lender as Collateral, plus (ii) the outstanding principal balance of Debtor’s Eligible Notes (as defined in the Wescorp Loan Agreement) pledged to Lender as Collateral under the Wescorp Loan Agreement, by (b) the sum of (i) the outstanding principal amount of the Indebtedness as of the date determined, plus (ii) the outstanding principal amount of the Indebtedness (as defined in the Wescorp Loan Agreement) as of the date determined.

“Required Combined MCR” has the meaning stated in Section 2(c).

“Wescorp Loan Agreement” is defined in the definition of Wescorp Facility.

3. Amendment to Defined Term “Eligible Notes”.  Subsections (i)(v) and (i)(vi) in the defined term “Eligible Notes” in Section 1 of the Agreement are hereby amended in their entirety to read as follows:

(v)at the time it is pledged, has a loan-to-value ratio which does not exceed 80.00% based upon the most recent Appraisal that was performed within twelve (12) months of

AMENDMENT TO LOAN AND SECURITY AGREEMENT – PAGE 1

THE NATIONAL CREDIT UNION ADMINISTRATION BOARD AS LIQUIDATING AGENT OF

MEMBERS UNITED CORPORATE FEDERAL CREDIT UNION – MINISTRY PARTNERS INVESTMENT COMPANY, LLC

the pledge date, made available to Debtor, and which does not cause the combined portfolio loan-to-value ratio of all Eligible Notes to exceed 70.00%;

(vi)at the time it is pledged, has a Debt Service Coverage Ratio of 1.10 to 1.00 or greater based on the Collateral Obligor’s Current Financial Statements, and which does not cause the minimum combined portfolio Debt Service Coverage Ratio on all Eligible Notes to be less than 1.15 to 1.00;

4. Amendment to Defined Term “Minimum Collateralization Ratio”. The defined term “Minimum Collateralization Ratio” in Section 1 of the Agreement is hereby amended in its entirety to read as follows:

“Minimum Collateralization Ratio” means, as of any Reporting Date, the percentage obtained by dividing (a) the sum of (i) the outstanding principal balance of Debtor’s Eligible Notes pledged to Lender as Collateral, by (b) the outstanding principal amount of the Indebtedness as of the date determined.

5. Amendment to Defined Term “Wescorp Facility”. The defined term “Wescorp Facility” in Section 1 of the Agreement is hereby amended in its entirety to read as follows:

“Wescorp Facility” means the credit facility established under that certain LOAN AND SECURITY AGREEMENT dated as of even date herewith, between THE NATIONAL CREDIT UNION ADMINISTRATION BOARD AS LIQUIDATING AGENT OF WESTERN CORPORATE FEDERAL CREDIT UNION and Debtor (as amended, restated, or otherwise modified from time to time, the “Wescorp Loan Agreement”).

6. Amendment to Section 2(c). Section 2(c) of the Agreement is hereby amended in its entirety to read as follows:

(c)Minimum Collateralization.  Debtor shall maintain at all times a Minimum Collateralization Ratio of at least 110.00% (the “Required MCR”) and a Minimum Combined Collateralization Ratio of at least 120.00% (the “Required Combined MCR”).  If at any time Lender determines that Debtor has failed to maintain the Required MCR or the Required Combined MCR,  Debtor may either: (i) pledge unrestricted cash of Debtor held in a depository account with a third Person acceptable to Lender, and pledged to Lender as Collateral to secure the Indebtedness on a ratio of 1.00 to 1.00, or (ii) prepay a portion of the Loan or the Loan (as defined in the Wescorp Loan Agreement)  prior to the close of business on the fifth (5th) Business Day after notice to Debtor following such determination, in each case in an amount sufficient to be in compliance with the Required MCR and the Required Combined MCR, provided, however, no such pledge or payment shall be required if Debtor assigns to Lender pursuant to this Agreement or the Wescorp Loan Agreement a replacement Eligible Note or Eligible Notes (as defined in this Agreement or in the Wescorp Loan Agreement)  that is or are in an amount sufficient to cause Debtor to be in compliance with the Required MCR and the Required Combined MCR.

7. Addition of Section 2(d). A new Section 2(d) is hereby added to the Agreement to read as follows:

(d)Risk Rating.  Debtor shall at all times cause (i) the aggregate risk rating of the Eligible Notes hereunder to be less than or equal to 3.00, and (ii) the aggregate risk rating of the Eligible Notes hereunder and the Eligible Notes (as defined in the Wescorp Loan Agreement) to

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THE NATIONAL CREDIT UNION ADMINISTRATION BOARD AS LIQUIDATING AGENT OF

MEMBERS UNITED CORPORATE FEDERAL CREDIT UNION – MINISTRY PARTNERS INVESTMENT COMPANY, LLC

be less than or equal to 2.85.  Such risk rating shall be determined by Debtor in accordance with its Church and Ministry Loan Policy and reported to Lender in each Collateral Certificate delivered by Debtor to Lender pursuant to Section 8(e)(iii).

8. Amendment to Sections 3(a) and (b). Sections 3(a) and (b) of the Agreement are hereby amended in their entirety to read as follows:

(a)If Debtor receives proceeds from the sale of a Collateral Loan (under a Purchase Commitment or otherwise), Debtor shall prepay the Note in an amount sufficient to cause Debtor to comply with the Required MCR and the Required Combined MCR; and

(b)If Debtor receives prepayment (in whole or in part) or payment in full of any Collateral Note (whether at maturity, by acceleration, from third party capital or otherwise), which causes a failure by Debtor to comply with the Required MCR and the Required Combined MCR, Debtor shall prepay the Note in an amount sufficient to cause Debtor to comply with the Required MCR and the Required Combined MCR; provided that, if Debtor exercises its right to substitute an Eligible Note as provided in Section 4(c), then no prepayment of the Note shall be required as a result of such prepayment; and provided further that, if at any time the Note is prepaid in such an amount that the regularly scheduled payments of principal and interest will be sufficient to fully amortize the Note on the Maturity Date, and no balloon payment will then be due and owing, no mandatory prepayment shall be required following a prepayment described in this Section 3(b).

9. Amendment to Section 4(c). Section 4(c) of the Agreement is hereby amended in its entirety to read as follows:

(c)Substitution of Collateral Notes.  If any Collateral Note is paid in full or is no longer an Eligible Note, Debtor may, at any time and from time to time, substitute one or more additional Eligible Notes in place of such Collateral Note, provided that the outstanding principal balance of such substitute Eligible Note is sufficient in amount to cause Debtor to comply with the Required MCR and the Required Combined MCR.  Debtor shall execute any and all documents deemed necessary or required by Lender to evidence the assignment of any substitute Collateral Note, together with all security therefore (including the other Collateral Loan Documents relating thereto), to Lender.

10. Amendment to Section 4(g). Section 4(g) of the Agreement is hereby amended in its entirety to read as follows:

(g)Release of Collateral.  If on any monthly valuation date Debtor determines that the outstanding amount of the Collateral Loans exceeds the amount necessary to maintain the Required MCR and the Required Combined MCR, Debtor may request and receive a release of Collateral Loans (as defined in this Agreement or in the Wescorp Loan Agreement, as applicable)  up to the Dollar amount sufficient for Debtor to maintain the Required MCR and the Required Combined MCR.  So long as no Event of Default shall have occurred and be continuing, the release of Collateral Loans shall be subject to mutual agreement between Lender and Debtor on the specific Collateral Loans(s) to be released.

11. Amendment to Section 7(g). Section 7(g) of the Agreement is hereby amended in its entirety to read as follows:

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THE NATIONAL CREDIT UNION ADMINISTRATION BOARD AS LIQUIDATING AGENT OF

MEMBERS UNITED CORPORATE FEDERAL CREDIT UNION – MINISTRY PARTNERS INVESTMENT COMPANY, LLC

(g)Collateral Notes.  Debtor will take such action as may be reasonably requested by Lender in order to cause all Collateral Notes to be valid and enforceable and will cause all Collateral Notes to have only one original counterpart.  Upon written request, Debtor will deliver to Lender or its agent all Collateral Notes.  Debtor will not deliver possession of such Collateral to any other Person and upon written request from Lender, will mark each Collateral Notes with a legend indicating that such Collateral Note is subject to the security interest granted hereunder.  So long as Debtor complies with the Required MCR and the Required Combined MCR and is otherwise in compliance with the Agreement, Debtor may sell Collateral Notes in whole or in part, whether by participation or otherwise.

12. Amendment to Section 8(e). Section 8(e) of the Agreement is hereby amended in its entirety to read as follows:

(e)Borrowing Base; Reports on Collateral.  As soon as available and in any event within twenty (20) days after the end of each calendar month or more often as may be required by Lender, (i) a Borrowing Base report, (ii) a servicing report relating to the Collateral Loans in form and content satisfactory to Lender in its reasonable discretion, (iii) a Collateral Certificate, together with a certificate of valuation of the Collateral; and (iv) in connection with the collateral Borrowing Base report delivered to Lender for the month following the month in which Debtor receives the Current Financial Statements, copies of such Current Financial Statements and an analysis of each Collateral Obligor’s compliance with the financial covenants under the Collateral Loan Documents.

13. Amendment to New Section 8(f); Addition of Section 8(g). Section 8(f) of the Agreement is hereby re-lettered as Section 8(g), and a new Section 8(f) is hereby added to the Agreement as follows:

(f)Credit Manager’s Report.  As soon as available and in any event within thirty (30) days after the end of each calendar quarter, a credit manager’s report in form and content satisfactory to Lender, signed and certified by the senior vice president or chief credit officer of Debtor.

14. Addition of Exhibit A. Exhibit A is hereby added to the Agreement in the form attached as Exhibit A hereto.

15. Conditions Precedent.  The obligations of Lender under this Amendment shall be subject to the condition precedent that Debtor shall have executed and delivered to Lender this Amendment and such other documents and instruments incidental and appropriate to the transaction provided for herein as Lender or its counsel may reasonably request.

16. Ratifications.  Except as expressly modified and superseded by this Amendment, the Loan Documents are ratified and confirmed and continue in full force and effect.  The Loan Documents, as modified by this Amendment, continue to be legal, valid, binding and enforceable in accordance with their respective terms.  Without limiting the generality of the foregoing, Debtor hereby ratifies and confirms that all liens heretofore granted to Lender were intended to, do and continue to secure the full payment and performance of the Indebtedness.  Debtor agrees to perform such acts and duly authorize, execute, acknowledge, deliver, file and record such additional assignments, security agreements, modifications or agreements to any of the foregoing, and such other agreements, documents and instruments as Lender may reasonably request in order to perfect and protect those liens and preserve and protect the rights of Lender in respect of all present and future Collateral.  The terms, conditions and

AMENDMENT TO LOAN AND SECURITY AGREEMENT – PAGE 4

THE NATIONAL CREDIT UNION ADMINISTRATION BOARD AS LIQUIDATING AGENT OF

MEMBERS UNITED CORPORATE FEDERAL CREDIT UNION – MINISTRY PARTNERS INVESTMENT COMPANY, LLC

provisions of the Loan Documents (as the same may have been amended, modified or restated from time to time) are incorporated herein by reference, the same as if stated verbatim herein.

17. Representations, Warranties and Confirmations.  Debtor hereby represents and warrants to Lender that (a) this Amendment and any other Loan Documents to be delivered under this Amendment (if any) have been duly executed and delivered by Debtor, are valid and binding upon Debtor and are enforceable against Debtor in accordance with their terms, except as limited by any applicable bankruptcy, insolvency or similar laws of general application relating to the enforcement of creditors’ rights and except to the extent specific remedies may generally be limited by equitable principles, (b) no action of, or filing with, any governmental authority is required to authorize, or is otherwise required in connection with, the execution, delivery and performance by Debtor of this Amendment or any other Loan Document to be delivered under this Amendment, and (c) the execution, delivery and performance by Debtor of this Amendment and any other Loan Documents to be delivered under this Amendment do not require the consent of any other person or if required have been received by Debtor and do not and will not constitute a violation of any laws, agreements or understandings to which Debtor is a party or by which Debtor is bound.

18. Release.  Debtor hereby acknowledges and agrees that there are no defenses, counterclaims, offsets, cross-complaints, claims or demands of any kind or nature whatsoever to or against Lender or the terms and provisions of or the obligations of Debtor under the Loan Documents and the other agreements, instruments and documents evidencing, securing, governing, guaranteeing or pertaining thereto, and Debtor has no right to seek affirmative relief or damages of any kind or nature from Lender.  To the extent any such defenses, counterclaims, offsets, cross-complaints, claims, demands or rights exist, hereby waives, and hereby knowingly and voluntarily releases and forever discharges Lender and its predecessors, officers, directors, agents, attorneys, employees, successors and assigns, from all possible claims, demands, actions, causes of action, defenses, counterclaims, offsets, cross-complaints, damages, costs, expenses and liabilities whatsoever, whether known or unknown, such waiver and release being with full knowledge and understanding of the circumstances and effects of such waiver and release and after having consulted legal counsel with respect thereto.

19. Multiple Counterparts.  This Amendment may be executed in a number of identical separate counterparts, each of which for all purposes is to be deemed an original, but all of which shall constitute, collectively, one agreement.  Signature pages to this Amendment may be detached from multiple separate counterparts and attached to the same document and a telecopy or other facsimile of any such executed signature page shall be valid as an original.

20. Reference to Agreement.  Each of the Loan Documents, including the Agreement and any and all other agreements, documents, or instruments now or hereafter executed and delivered pursuant to the terms hereof containing a reference to the Agreement shall mean and refer to the Agreement as amended hereby.

21. Severability.  Any provision of this Amendment held by a court of competent jurisdiction to be invalid or unenforceable shall not impair or invalidate the remainder of this Amendment and the effect thereof shall be confined to the provision so held to be invalid or unenforceable.

22. Headings. The headings, captions, and arrangements used in this Amendment are for convenience only and shall not affect the interpretation of this Amendment.

NOTICE OF FINAL AGREEMENT

AMENDMENT TO LOAN AND SECURITY AGREEMENT – PAGE 5

THE NATIONAL CREDIT UNION ADMINISTRATION BOARD AS LIQUIDATING AGENT OF

MEMBERS UNITED CORPORATE FEDERAL CREDIT UNION – MINISTRY PARTNERS INVESTMENT COMPANY, LLC

THE AGREEMENT AND THE OTHER LOAN DOCUMENTS, AS AMENDED BY THIS AMENDMENT REPRESENT THE FINAL AGREEMENT BETWEEN AND AMONG THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES.  THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN AND AMONG THE PARTIES.

REMAINDER OF PAGE LEFT INTENTIONALLY BLANK

AMENDMENT TO LOAN AND SECURITY AGREEMENT – PAGE 6

THE NATIONAL CREDIT UNION ADMINISTRATION BOARD AS LIQUIDATING AGENT OF

MEMBERS UNITED CORPORATE FEDERAL CREDIT UNION – MINISTRY PARTNERS INVESTMENT COMPANY, LLC

IN WITNESS WHEREOF, the parties have caused this Amendment to be duly executed as of the Amendment Effective Date.

LENDER:ADDRESS:

THE NATIONAL CREDIT UNION National Credit Union Administration

ADMINISTRATION BOARD AS LIQUIDATING Asset Management and Assistance Center

AGENT OF MEMBERS UNITED CORPORATE 4807 Spicewood Springs Road, Suite 5100 FEDERAL CREDIT UNIONAustin, TX  78759

By:	/s/ Loraine G. Wood
Name:	Loraine G. Wood
Title:	Agent for the Liquidating Agent

With copies of notices to:Gardere Wynne Sewell LLP

1601 Elm Street, Suite 3000

Dallas, TX  75201

Attention:  Steven S. Camp

DEBTOR:ADDRESS:

MINISTRY PARTNERS INVESTMENT 915 W. Imperial Highway, Suite 120

COMPANY, LLCBrea, CA 92821

By:	/s/ James H. Overholt
Name:	James H. Overholt
Title:	President and CEO

AMENDMENT TO LOAN AND SECURITY AGREEMENT – PAGE 7

THE NATIONAL CREDIT UNION ADMINISTRATION BOARD AS LIQUIDATING AGENT OF

MEMBERS UNITED CORPORATE FEDERAL CREDIT UNION – MINISTRY PARTNERS INVESTMENT COMPANY, LLC

EXHIBIT A

COLLATERAL CERTIFICATE

COLLATERAL CERTIFICATE

TO:The National Credit Union Administration Board as Liquidating Agent of Members United Corporate Federal Credit Union and Western Corporate Federal Credit Union

Reference is made to those certain Loan and Security Agreements, dated as of November 4, 2011 (as amended, restated, extended, supplemented or otherwise modified in writing from time to time, the “Agreements”) between The National Credit Union Administration Board as Liquidating Agent (“Lender”) and Ministry Partners Investment Company, LLC (“Debtor”).

The undersigned hereby certifies as of the date of the Report that they are either the President or CEO, and the Senior Vice President or Chief Credit Officer, and that they are authorized to execute and deliver this Collateral Certificate to Lender on behalf of the Debtor.

Each of the undersigned hereby certifies to the Lender that, to the best of [his/her] knowledge, the information regarding the Collateral Notes set forth in the Agreements covering Minimum Collateralization Ratios, Minimum Combined Collateralization Ratios, Collateral Appraised Values, Loan to Value Ratios, and Risk Ratings of each loan pledged as Collateral, and any other changes, are materially true and accurate as of the last day of the Reporting Period indicated below, and that the Eligible Notes are in compliance with the definition provided for “Eligible Notes” as specified in the Agreements.

IN WITNESS WHEREOF, the undersigned has executed this Collateral Certificate as of ____________________ (Date) for the month ended _________________ (the Reporting Period).

Ministry Partners Investment Company, LLC

By: ____________________________________

Name: ____________________________________

Title: [President][Chief Executive Officer]

By: ____________________________________

Name: ____________________________________

Title: [Senior Vice President][Chief Credit Officer]

AMENDMENT TO LOAN AND SECURITY AGREEMENT – PAGE 8

THE NATIONAL CREDIT UNION ADMINISTRATION BOARD AS LIQUIDATING AGENT OF

MEMBERS UNITED CORPORATE FEDERAL CREDIT UNION – MINISTRY PARTNERS INVESTMENT COMPANY, LLC